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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2001

                     BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

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               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                   0-17089                 04-2976299
----------------------------   ------------------------     -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                        ---------------------------------


            TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS    02109
            ---------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                                 (617) 912-1900
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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         ITEM 5.  OTHER EVENTS.

         On June 27, 2001, Boston Private Financial Holdings, Inc., a Massachusetts corporation ("Boston Private") and Borel Bank & Trust Company, a California corporation ("Borel") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). On the same day, Boston Private and Borel issued a joint press release announcing that the parties had entered into the Reorganization Agreement. A copy of the press release is referred hereto as Exhibit 99.1 and incorporated herein in its entirety. Pursuant to the Reorganization Agreement, a wholly-owned subsidiary of Boston Private will be merged with and into Borel, with Borel being the surviving corporation of such merger (the "Merger"). As a result of the Merger, Borel will become a wholly-owned subsidiary of Boston Private. At the effective time of the Merger, each issued and outstanding share of Borel will be converted into the right to receive approximately $37.50 of common stock of Boston Private, subject to adjustment as provided in the Reorganization Agreement.

         In connection with the execution of the Reorganization Agreement, Boston Private and Borel entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Borel granted Boston Private an option to purchase up to approximately 19.9% of the outstanding shares of Borel common stock exercisable in the circumstances specified in the Option Agreement.

         Also in connection with the execution of the Reorganization Agreement Boston Private and certain affiliates of Borel entered into a Shareholders' Agreement (the "Shareholders' Agreement") pursuant to which such affiliates agreed to vote in favor of the pending transaction and also granted Boston Private an irrevocable proxy to vote their respective shares, in favor of the pending transaction.

         A copy of each of the Reorganization Agreement, Stock Option Agreement and Shareholders' Agreement is attached hereto as Exhibits 99.2,
99.3 and 99.4, respectively. The foregoing description of each the Reorganization Agreement, Stock Option Agreement and Shareholders' Agreement is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     EXHIBITS.

EXHIBIT NO.                DESCRIPTION

     99.1 Joint Press Release of Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company, dated June 27, 2001 (incorporated by reference to the filing submitted on June 28, 2001 by Boston Private pursuant to Rule 425 of the Securities Act of 1933, as amended)

     99.2 Agreement and Plan of Reorganization, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company

     99.3 Stock Option Agreement, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company

     99.4 Shareholders' Agreement, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and certain shareholders named therein


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: July 1, 2001                    /s/ Walter M. Pressey
                                      --------------------------------------
                                      Walter M. Pressey
                                      President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

     99.1 Joint Press Release of Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company, dated June 27, 2001 (incorporated by reference to the filing submitted on June 28, 2001 by Boston Private pursuant to Rule 425 of the Securities Act of 1933, as amended)

     99.2 Agreement and Plan of Reorganization, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company

     99.3 Stock Option Agreement, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and Borel Bank & Trust Company

     99.4 Shareholders' Agreement, dated as of June 27, 2001, by and between Boston Private Financial Holdings, Inc. and certain shareholders named therein